                                                                   EXHIBIT 10.25

WHEN RECORDED MAIL TO:
Greenwich Capital Financial Products, Inc.
600 Steamboat Road
Greenwich, Connecticut  06830

                   LOAN ASSUMPTION AND RATIFICATION AGREEMENT

         THIS LOAN ASSUMPTION AND RATIFICATION AGREEMENT (this "AGREEMENT"), made as of June __, 2004, by and among BEHRINGER HARVARD ST. LOUIS PLACE S, LLC, a Delaware limited liability company, having an address at 1323 North Stemmons Freeway, Suite 220, Dallas, Texas 75207, ("TIC II"), and _________1 ("ADDED BORROWER") in favor of GREENWICH CAPITAL FINANCIAL PRODUCTS, INC., a Delaware corporation, having an address at 600 Steamboat Road, Greenwich, Connecticut 06830 (together with its successors and assigns, "LENDER").

                              W I T N E S S E T H:

         WHEREAS, on June ___, 2004 (the "CLOSING DATE"), Lender extended a loan to BEHRINGER HARVARD ST. LOUIS PLACE S, LLC and BEHRINGER HARVARD ST. LOUIS PLACE H, LLC (collectively, the "ORIGINAL BORROWER") in the original principal amount of [$20,000,000] (the "LOAN").

         WHEREAS, the Loan is evidenced by (i) that certain Loan Agreement dated as of the Closing Date (the "LOAN AGREEMENT") and (ii) that certain Note, dated as of the Closing Date, made by Original Borrower in favor of Lender (the "NOTE"). Capitalized terms used herein without definition shall have the meanings set forth in the Loan Agreement.

         WHEREAS, the Loan is secured by, among other things, (i) that certain Deed of Trust, Assignment of Rents, and Security Agreement (the "MORTGAGE"), dated as of the Closing Date, given by Original Borrower to Lender, as beneficiary, recorded in the Recorder's Office of Saint Louis County, Missouri, encumbering fee simple title to certain parcels of real property described on EXHIBIT A attached hereto, together with all improvements thereon and certain other property described in the Mortgage (collectively, the "PROPERTY"), and
(ii) the documents and instruments listed on Exhibit B attached hereto and made a part hereof (the Loan Agreement, the Note, the Mortgage, the other documents and instruments listed on EXHIBIT B, together with any other documents and instruments relating to the Loan, whether now or hereafter existing, as the same from time may to time may be amended, extended, consolidated, renewed or replaced, collectively, the "LOAN DOCUMENTS").

         WHEREAS, The Loan Agreement contemplates that, from time to time, TIC II will sell or otherwise convey portions of its tenant in common interests in the Property (a

----------

1     Insert name of Added Borrower.

"TENANT-IN-COMMON TRANSFER"), provided that prior to or concurrently with the effective date of said Tenant in Common Transfer, the transferee (a "TENANT-IN-COMMON TRANSFEREE") shall become "Borrower," and shall become part of the collective "Borrower," under and as defined in the Loan Documents (individually and collectively, "BORROWER"), assume, on a joint and several basis, all of the obligations of Borrower under the Loan Documents and execute and deliver to Lender an assumption agreement in the form of this Agreement.

         WHEREAS, as used herein, "EXISTING BORROWER" means, collectively, the Original Borrower, and any and all Tenant in Common Transferees under Tenant in Common Transfers occurring prior to or contemporaneously with the Tenant in Common Transfer pursuant to which Added Borrower is to become a Tenant in Common Transferee and a Borrower.

         WHEREAS, TIC II desires to transfer an undivided ((FIELD2))2 tenant in common interest in the Property to Added Borrower and Lender consents to such transfer and permits Added Borrower to become a Tenant in Common Transferree and to assume, on a joint and several basis, the obligations of Existing Borrower under the Loan Documents as hereinafter provided.

         NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby covenant and agree as follows:

         1. CONSENT TO TRANSFER OF TENANT IN COMMON INTEREST THE PROPERTY. Lender hereby consents, pursuant to the provisions of any of the Loan Documents requiring Lender's consent, to the transfer of an undivided ((FIELD2))3 tenant in common interest in the Property from TIC II to Added Borrower.

         2. ASSUMPTION OF LOAN. Added Borrower hereby assumes and agrees on a joint and several basis, for the benefit of Lender and its successors and assigns, to be bound by, observe and perform, all past (to the extent unsatisfied), present and future liabilities, terms, provisions, covenants and obligations of Existing Borrower under the Loan Documents, and Added Borrower agrees that it will be bound by all of such terms and provisions, promptly pay all such liabilities and promptly observe and perform all such covenants and obligations, with the same force and effect as if Added Borrower had originally executed and delivered the Loan Documents together with Original Borrower. All of the recitals, terms, waivers and conditions of the Loan Documents are incorporated herein by this reference, to the same extent and with the same effect as if Added Borrower were an original party to each Loan Document together with Existing Borrower. Reference in any Loan Document to Borrower or Borrowers, therefore, henceforth shall be deemed to also be a reference to Added Borrower. Added Borrower acknowledges and agrees that the Liens created by the Mortgage and the other Loan Documents

----------


2     Insert percentage of tenant-in-common interest.

3.    Insert percentage of tenant-in-common interest.

creating Liens or security interests encumber any and all property of Added Borrower relating to the Property, whether now owned or hereafter acquired and whether now existing or hereafter arising, and any and all proceeds and products thereof and additions and accessions thereto. In confirmation and furtherance of the foregoing, to secure the full and prompt payment and performance of the Debt and all other obligations under the Loan Documents, Added Borrower hereby (i) deeds, mortgages, grants, bargains, pledges, assigns and hypothecates unto the Trustee, in trust, with power of sale, for the benefit of the Lender, all of its right, title and interest in the Property, and (ii) grants to Lender a continuing, first priority security interest in any portion of the Property constituting personal property. This Agreement shall not be construed as a subordination to any lien or obligation occurring subsequent to the date of recordation of the Mortgage. All agreements and understandings between Added Borrower, TIC II and Lender are expressed and embodied in this Agreement, the Loan Agreement, the Note and other Loan Documents.

         3. AGREEMENTS OF ADDED BORROWER AND TIC II. Each of TIC II and Added Borrower hereby acknowledges and agrees that:

            a. all of the terms, provisions, covenants, representations, warranties, conditions and stipulations contained in the Loan Documents, and all of Added Borrower's obligations under the Loan Documents, as assumed hereunder, are true and correct and are hereby ratified and confirmed by Added Borrower in all respects, and shall continue to apply with full force and effect to Added Borrower from and after the date hereof;

            b. all of the representations and warranties made by Borrowers under the Loan Documents shall be deemed to be remade by Added Borrower (to the best of Added Borrower's knowledge) as of the date hereof with respect to all matters specified therein and with respect to this Agreement fully as if set forth herein, all of which, to Added Borrower's best knowledge, remain true and correct;

            c. as of the date hereof, the obligations of Added Borrower under the Loan Documents, as assumed hereunder, are not subject to any reduction, limitation, impairment or termination for any reason, including, without limitation, any claim of waiver, release, surrender or compromise;

            d. other than any consent provided in this Agreement and the Loan Agreement, no consent to the transfer of the tenant in common interest in the Property to Added Borrower is required under any agreement to which Added Borrower or Original Borrower is a party (or if any such consent is required, such consent has been obtained);

            e. Lender's consent with respect to the transfer of a 4 tenant in common interest to Added Borrower is expressly subject to the satisfaction of all conditions precedent set forth in Section 5.26.2 of the Loan Agreement.


----------
4     Interest percentage of tenant-in-common interest.

         4. SAME INDEBTEDNESS; PRIORITY OF LIENS NOT AFFECTED. This Agreement and the execution of other documents contemplated hereby do not constitute the creation of a new debt or the extinguishment of the Debt evidenced by the Loan Documents, nor will they in any way affect or impair the Liens and security interests created by the Loan Documents, which Added Borrower acknowledges to be valid and existing Liens on and security interests in the Property. Added Borrower agrees that the Lien and security interests created by the Mortgage continue to be in full force and effect, unaffected and unimpaired by this Agreement or by the transfer of the tenant in common interest in the Property or any collateral described in financing statements filed in connection with the Loan Documents and that said Liens and security interests shall so continue in their perfection and priority until the Debt secured by the Loan Documents is fully discharged.

         5. KNOWLEDGE OF LOAN DOCUMENTS. Added Borrower represents and warrants that (i) Added Borrower has received copies of, has read and has personal knowledge of all of the terms and conditions of all of the Loan Documents, (ii) TIC II and Added Borrower, respectively, have each had full benefit and advice of counsel of its own selection, or the opportunity to obtain the benefit and advice of counsel of its own selection, in regard to understanding the terms, meaning and effect of this Agreement, (iii) the execution of this Agreement by TIC II and Added Borrower, respectively, is done freely, voluntarily, with full knowledge, and relying on no representations either written or oral, express or implied, made to TIC II or Added Borrower, respectively, by any other party hereto, and that the consideration received hereunder by TIC II and Added Borrower, respectively, has been actual and adequate and (iv) Lender has no obligation or duty to provide to Added Borrower any copies of any Loan Documents or any information regarding any of the terms and conditions of any of the Loan Documents. Added Borrower further understands, acknowledges and agrees that, except as expressly provided in a writing executed by Lender, if any, Lender has not waived any right or remedy of Lender or any liability or obligation of TIC II, any Guarantor or any indemnitor under any of the Loan Documents and Lender has not agreed to any modification of any provision of any Loan Documents or to any extension of the Loan.

         6. REPRESENTATIONS AND WARRANTIES OF ADDED BORROWER REGARDING FINANCIAL INFORMATION. Added Borrower represents and warrants that (a) it has previously furnished or is furnishing herewith true, complete and correct copies of the information required under Section 5.26.2(b)(2) of the Loan Agreement (the "FINANCIAL Information"); (b) no material adverse change in the financial condition of Added Borrower or any member of Added Borrower or its TIC Owner has occurred since the respective dates of such Financial Information; (c) there are no loans payable by Added Borrower to any shareholder, partner, trustee, member or beneficiary, as applicable, of Added Borrower; and (d) Added Borrower is not in default under any other loan of Added Borrower in favor of any other lender (it being understood and agreed that this clause (d) shall not be construed to allow Added Borrower to have any indebtedness except for any Permitted Indebtedness expressly permitted by Section 5.22 of the Loan Agreement).

         7. REPRESENTATIONS AND WARRANTIES REGARDING LOAN DOCUMENTS. TIC II and Added Borrower (to the best of Added Borrower's knowledge) hereby represent and warrant to Lender that (i) no Event of Default, breach or failure of condition has occurred, or would exist with notice or the lapse of time or both, under any of the Loan Documents and (ii) TIC II and Added Borrower have no knowledge of any act or omission on the part of Lender that constitutes a default by Lender under the Loan Documents or would constitute a default by Lender with notice or the lapse of time or both, under any of the Loan Documents.

         8. ADDITIONAL REPRESENTATIONS AND WARRANTIES REGARDING LOAN DOCUMENTS. TIC II and Added Borrower (to the best of Added Borrower's knowledge) each acknowledge and agree that, as of the date of this Agreement: (i) Lender has fully complied with all of its obligations under the Loan Documents; (ii) TIC II and Added Borrower have no knowledge of any fact or circumstance that would prevent or prohibit Lender from enforcing the Loan Documents, and (iii) TIC II and Added Borrower have no claims, demands, damages, suits, cross-complaints, causes of action or debts of any kind or nature whatsoever arising out of or relating to any of the Loan Documents that can be asserted to reduce or eliminate all or any portion of its obligation to repay the Note or to seek any affirmative relief from Lender. As additional consideration for the consent of Lender to the transfer of the Property, TIC II and Added Borrower hereby release and forever discharge, and agree to indemnify and hold harmless, Lender and its agents, servants, employees, directors, officers, attorneys, branches, affiliates, subsidiaries, successors and assigns and all persons, firms, corporations, and organizations acting in its behalf, of and from all damages, losses, claims, demands, liabilities, obligations, actions and causes of action whatsoever which either TIC II or Added Borrower, or any of them, may now have or claim to have against Lender as of the date of this Agreement (or the date of such parties execution hereof), and whether presently known or unknown, and of every nature and extent whatsoever on account of or in any way concerning, arising out of or founded upon (i) this Agreement (or any other assumption agreement), the Property, the Tenant in Common Agreement, the Loan, the Note or any other of the Loan Documents, including, but not limited to, all such loss or damage of any kind heretofore sustained or that may arise as a consequence of the dealings between the parties up to the date of this Agreement, (ii) the addition of other tenants in common as owners of the Property, and (iii) the assumption of the Loan by any other tenant in common.

         9. REPRESENTATIONS, WARRANTIES AND COVENANTS REGARDING TENANT IN COMMON AGREEMENT. Without limiting any of the provisions contained herein or in the Loan Documents, each of TIC II and Added Borrower (i) represent and warrant that the representations and warranties set forth in Section 4.24 of the Loan Agreement are true and correct as of the date hereof and (ii) covenant and agree to be bound by the covenants and agreements set forth in Sections 5.31 and 10.22 of the Loan Agreement.

         10. BORROWER WAIVER. Added Borrower and TIC II hereby each represent and warrant to Lender that it has no claims, including, without limitation, counterclaims, against Lender, and no defenses or offsets, including, without limitation, affirmative defenses, against any of the obligations under the Loan Documents, and hereby waives and forever releases and discharges Lender from any and all claims, counterclaims, defenses, affirmative defenses and offsets, known or unknown, existing as of the date hereof or hereafter arising out of facts or circumstances existing or out of occurrences that have occurred by the date hereof. Added Borrower hereby forever waives and discharges Lender from any and all claims, counterclaims, defenses, affirmative defenses and offsets arising in connection with or resulting from any Tenant in Common Transfer occurring subsequent to or contemporaneously with the Tenant in Common Transfer to Added Borrower or the execution by Lender of any agreement similar to this agreement with any Tenant in Common Transferee under any such subsequent or contemporaneous Tenant in Common Transfer. In no event shall this Section 10 be deemed to imply that any claim, counterclaim, defense, affirmative defense or offset referred to herein exists.

         11. LIMITED RECOURSE. Section 10.1 of the Loan Agreement provides certain limitations on the personal liability of Borrower for the obligations of Borrowers contained in the Loan Documents and certain carve-outs and exceptions to such limitations. Without limiting any other provision hereof, the parties acknowledge that the provisions of such Section 10.1 shall apply to this Agreement.

         12. CONFIRMATION OF GUARANTIES. None of the transfer of any Tenant in Common interest to Added Borrower, the assumption by Added Borrower of the obligations of Borrower, the execution and delivery by Added Borrower's TIC Owner of the Guaranty of Recourse Obligations is intended to or shall be construed to terminate, release, reduce or limit in any way the obligations and liabilities of any guarantor or indemnitor under any Guaranty of Recourse Obligations executed prior to or contemporaneously with the execution hereof, all of which remain in full force and effect.

         13. ACKNOWLEDGEMENT OF FUTURE AND CONTEMPORANEOUS TENANT IN COMMON TRANSFEREES. Added Borrower hereby acknowledges and agrees that the Loan Agreement contemplates that there may be Tenant in Common Transfers made prior to, contemporaneously with or subsequent to the Tenant in Common Transfer being made to Added Borrower, and that all of the Tenant in Common Transferees thereunder shall become Borrowers under loan assumption agreements substantially the same as this Agreement. Added Borrower hereby acknowledges and agrees that no such transfer and no assumption of the obligations of Borrowers under any such loan assumption agreement shall in any way terminate, release, reduce, limit or impair any of Added Borrower's liabilities and obligations hereunder and under the Loan Documents, and hereby agrees that its liability and obligation for the payment and performance of any and all of the Borrowers' obligations is and shall be joint and several with that of Existing Borrower and all future Tenant in Common Transferees. Nothing in this Section 13 shall be deemed to imply that any consent of Added Borrower to any Tenant in Common Transfer or assumption of the Borrowers' obligations by any Tenant in Common Transferee is required under any Loan Document, and the parties hereby expressly agree that no such consent is required.

         14. AUTHORITY TO ENTER THIS AGREEMENT. TIC II and Added Borrower, and any party executing this Agreement on their behalf, hereby represent and warrant that all of the information and materials furnished to Lender by any of them or their respective employees, agents or representatives in the course of obtaining Lender's consent to the transfer of the Property are true, correct and complete and that the parties executing this document each have full power and authority to execute and deliver this Agreement on behalf of TIC II and Added Borrower, respectively, as well as all other instruments and documents as may be required hereafter pursuant to this Agreement or the Loan Documents.

         15. ADDITIONAL DOCUMENTS. TIC II and Added Borrower agree to execute and deliver any and all additional instruments and documents reasonably requested by Lender or necessary to further evidence and perfect the terms, covenants, conditions, agreements and obligations of this Agreement and the transactions contemplated hereby, including, without limitation, contribution agreements, amendments to existing UCC financing statements and/or new financing statements, and any documents or instruments reasonably required by any Rating Agencies or reasonably required by the title insurance company in connection with Lender's policy of title insurance.

         16. REFERENCES TO LOAN DOCUMENTS. From and after the execution hereof, this Agreement shall constitute a Loan Document and all references to the Loan Documents (no matter how denominated), wherever contained, shall be deemed to include, without limitation, this Agreement.

         17. FULL FORCE AND EFFECT. The Loan Documents, as assumed hereby, remain unmodified and in full force and effect.

         18. NOTICE. Any notice, demand or other communication required or permitted to be given to any party under this Agreement shall be given as provided in and shall be effective in accordance with Sections 6.1 and 10.22 of the Loan Agreement. Without limiting the foregoing, Added Borrower's address for any such notice, demand or other communication shall be the notice address specified for Borrower in such Sections 6.1 and 10.22.

         19. JOINT AND SEVERAL. If Added Borrower consists of more than one Person, then the obligations and liabilities of each such Person hereunder shall be joint and several.

         20. GENERAL PROVISIONS.

             a. DEFINITION OF LOAN DOCUMENTS. Each of the Loan Documents is hereby modified to the extent necessary so that the term "Loan Documents," as such term may be used therein, shall be deemed to include this Agreement.

             b. RIGHTS CUMULATIVE. Except as specifically set forth herein, Lender's rights under this Agreement shall be in addition to all of the rights of Lender under the Loan Agreement and the other Loan Documents.

             c. METHODS OF ENFORCEMENT. This Agreement is subject to enforcement by Lender at law or in equity, including, without limitation, actions for damages or specific performance.

             d. COSTS OF ENFORCEMENT. In the event that Lender shall retain the services of an attorney or any other consultants in order to enforce this Agreement, or any portion hereof, Added Borrower agrees to pay to Lender any and all costs and expenses, including, without limitation, reasonable attorneys' fees, costs and disbursements, incurred by Lender as a result thereof.

             e. FURTHER ASSURANCES. Each of TIC II and Added Borrower agrees to execute and deliver all such documents and instruments, and do all such other acts and things, as may be reasonably required by Lender in the future to perfect, assure, confirm or effectuate the assignment by TIC II and the assumption by Added Borrower contemplated by and set forth in this Agreement.

             f. COUNTERPARTS. This Agreement may be executed in separate counterparts, each of which shall be an original and all of which, when taken together, shall constitute one instrument notwithstanding that all parties have not executed the same counterpart.

             g. RELIANCE. Lender would not have consented to the transfer of the Property and the other transactions specified herein without Added Borrower and TIC II entering into this Agreement. Accordingly, Added Borrower and TIC II intentionally and unconditionally enter into the covenants and agreements as set forth above and understand that, in reliance upon and in consideration of such covenants and agreements, Lender has consented to the transfer of the Property and assumption of the Loan and, as part and parcel thereof, specific monetary and other obligations have been, are being and shall be entered into which would not take place but for such reliance.

         [THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have executed this Loan Assumption and Ratification Agreement as of the day and year first above written.

BEHRINGER HARVARD ST. LOUIS
PLACE S, LLC, a Delaware limited
liability company

By:      _________________________________
         Name:
         Title:

         IN WITNESS WHEREOF, the parties hereto have executed this Loan Assumption and Ratification Agreement as of the day and year first above written.

LENDER:

GREENWICH CAPITAL FINANCIAL
PRODUCTS, INC., a Delaware corporation


By:      _________________________________
         Name:
         Title:

         IN WITNESS WHEREOF, the parties hereto have executed this Loan Assumption and Ratification Agreement as of the day and year first above written.

ADDED BORROWER:

Company:  ______________________________

By:      _________________________________
         Name:
         Title:

STATE OF _________________ )
                           ) SS.
COUNTY OF _______________  )

         On this ___ day of June in the year 2004 before me, _________________, a Notary Public in and for said state, personally appeared _________________ of _____________________________, known to me to be the person(s) who executed the within Deed of Trust, Assignment of Leases and Rents and Security Agreement in behalf of said limited liability company acting in its capacity as _________________ for Grantor and acknowledged to me that she executed the same for the purposes therein stated.

         IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal in the County and State aforesaid, the day and year first above written.

(SEAL)

                                                      -------------------------
                                                      Notary Public

My term expires:  _____________.

STATE OF _________________ )
                           ) SS.
COUNTY OF _______________  )

         On this ___ day of June in the year 2004 before me, _________________, a Notary Public in and for said state, personally appeared _________________ of _____________________________, known to me to be the person(s) who executed the within Deed of Trust, Assignment of Leases and Rents and Security Agreement in behalf of said limited liability company acting in its capacity as _________________ for Grantor and acknowledged to me that she executed the same for the purposes therein stated.

         IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal in the County and State aforesaid, the day and year first above written.

(SEAL)

                                                     -------------------------
                                                     Notary Public

My term expires:  _____________.

STATE OF _________________ )
                           ) SS.
COUNTY OF _______________  )

         On this ___ day of June in the year 2004 before me, _________________, a Notary Public in and for said state, personally appeared _________________ of _____________________________, known to me to be the person(s) who executed the within Deed of Trust, Assignment of Leases and Rents and Security Agreement in behalf of said limited liability company acting in its capacity as _________________ for Grantor and acknowledged to me that she executed the same for the purposes therein stated.

         IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal in the County and State aforesaid, the day and year first above written.

(SEAL)

                                                    -------------------------
                                                     Notary Public


My term expires:  _____________.